Exhibit 99.33
                                 -------------
                Computational Materials and/or ABS Term Sheets

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                          ARM and Fixed     $208,998,084

                             Detailed Report

Summary of Loans in Statistical Calculation Pool                                                        Range
(As of Calculation Date)                                                                                -----

Total Number of Loans                                                        926
Total Outstanding Balance                                           $208,998,084
Average Loan Balance                                                    $225,700                   $39,012 to $791,335
WA Mortgage Rate                                                          7.240%                    4.000% to 11.750%
Net WAC                                                                   6.731%                    3.491% to 11.241%
ARM Characteristics
        WA Gross Margin                                                   6.654%                    2.500% to 9.200%
        WA Months to First Roll                                               30                         1 to 36
        WA First Periodic Cap                                             1.628%                    1.000% to 6.000%
        WA Subsequent Periodic Cap                                        1.460%                    1.000% to 2.000%
        WA Lifetime Cap                                                  14.205%                   11.000% to 18.750%
        WA Lifetime Floor                                                 7.276%                    4.000% to 11.750%
WA Original Term (months)                                                    360                       360 to 360
WA Remaining Term (months)                                                   359                       301 to 360
WA LTV                                                                    79.23%                    47.37% to 97.50%
   Percentage of Pool with CLTV > 100%                                     0.00%
   WA Effective LTV (Post MI)                                             79.22%
   Second Liens w/100% CLTV                                                0.00%
WA FICO                                                                      629

Secured by (% of pool)                       1st Liens                   100.00%
                                             2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)                          73.71%




---------------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:           Doc Types:         Purpose Codes      Occ Codes           Grades            Orig PP Term
-------------   ---------------     -----------------     ----------------   ------------       ------------    -----------------
CA    30.74%    SFR      63.12%     FULL       57.31%     PUR      89.93%    OO     100.00      A     92.72%      0        26.29%
FL     9.64%    PUD      22.97%     STATED     42.69%     RCO      9.61%                        A-     1.99%     12         5.89%
TX     7.00%    CND       9.30%                           RNC      0.46%                        B      2.50%     24        37.71%
NY     6.22%    2 FAM     4.12%                                                                 C      1.47%     30         0.07%
WA     3.57%    CNDP      0.22%                                                                 C-     1.18%     36        24.61%
                                                                                                D      0.15%     60         5.43%
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 1 of 9                  11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                           Program
---------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF        % OF        AVERAGE      GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS       TOTAL        BALANCE        WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                              $1,440,015        5        0.69       $288,003      8.025   359.75      594     74.3
2/28 LIB6M                            $43,265,425      186       20.70       $232,610      7.150   359.32      641     79.0
2/28 LIB6M - IO - 24                  $38,482,339      134       18.41       $287,182      6.922   359.22      616     79.1
2/28 LIB6M - IO - 60                   $3,694,811       15        1.77       $246,321      6.846   358.01      611     80.0
3/27 LIB6M                            $70,588,989      348       33.77       $202,842      7.565   359.23      632     79.6
3/27 LIB6M - IO - 36                  $31,868,420      123       15.25       $259,093      7.232   359.19      613     79.5
3/27 LIB6M - IO - 60                   $3,139,712       17        1.50       $184,689      7.548   358.12      611     80.0
30Yr Fixed                            $14,062,170       86        6.73       $163,514      6.832   358.69      651     78.9
30Yr Fixed - CC                          $416,781        4        0.20       $104,195      8.283   358.36      658     75.3
30Yr Fixed - IO - 60                   $2,039,423        8        0.98       $254,928      6.305   358.73      645     73.7
---------------------------------------------------------------------------------------------------------------------------
                                     $208,998,084      926      100.00       $225,700      7.240   359.16      629     79.2
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
---------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF        % OF        AVERAGE      GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS       TOTAL        BALANCE        WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
ARM 360                              $192,479,710      828       92.10       $232,463      7.277   359.20      627     79.3
Fixed 360                             $16,518,374       98        7.90       $168,555      6.804   358.68      651     78.2
---------------------------------------------------------------------------------------------------------------------------
                                     $208,998,084      926      100.00       $225,700      7.240   359.16      629     79.2
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF        % OF        AVERAGE      GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS       TOTAL        BALANCE        WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                   $88,947        2        0.04        $44,474      8.670   333.56      669     75.4
$50,000.01 - $75,000.00                  $968,884       15        0.46        $64,592      7.690   359.06      630     77.9
$75,000.01 - $100,000.00               $5,518,665       62        2.64        $89,011      7.864   358.93      621     79.5
$100,000.01 - $150,000.00             $22,147,235      176       10.60       $125,837      7.620   359.09      622     79.7
$150,000.01 - $200,000.00             $38,397,309      218       18.37       $176,134      7.401   359.13      625     79.9
$200,000.01 - $250,000.00             $33,860,746      151       16.20       $224,243      7.377   359.12      632     79.5
$250,000.01 - $300,000.00             $27,328,731      100       13.08       $273,287      7.050   359.11      636     79.7
$300,000.01 - $350,000.00             $20,643,571       65        9.88       $317,593      7.063   359.26      633     79.7
$350,000.01 - $400,000.00             $22,334,663       59       10.69       $378,554      6.901   359.24      630     78.9
$400,000.01 - $450,000.00             $12,670,410       30        6.06       $422,347      6.999   359.23      631     78.3
$450,000.01 - $500,000.00             $12,723,567       27        6.09       $471,243      6.927   359.30      617     78.1
$500,000.01 - $550,000.00              $5,245,934       10        2.51       $524,593      6.891   359.40      635     79.5
$550,000.01 - $600,000.00              $1,780,760        3        0.85       $593,587      7.067   360.00      602     70.0
$600,000.01 - $650,000.00              $3,090,580        5        1.48       $618,116      7.928   359.20      647     77.0
$650,000.01 - $700,000.00                $682,500        1        0.33       $682,500      6.375   359.00      640     70.0
$700,000.01 - $750,000.00                $724,245        1        0.35       $724,245      8.750   360.00      556     75.1
$750,000.01 - $800,000.00                $791,335        1        0.38       $791,335      6.875   359.00      629     80.0
---------------------------------------------------------------------------------------------------------------------------
                                     $208,998,084      926      100.00       $225,700      7.240   359.16      629     79.2
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 2 of 9                  11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

---------------------------------------------------------------------------------------------------------------------------
                                                           State
---------------------------------------------------------------------------------------------------------------------------
                                        CURRENT     # OF        % OF         AVERAGE       GROSS   REMG.               ORIG
DESCRIPTION                             BALANCE    LOANS       TOTAL         BALANCE         WAC    TERM      FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
Alabama                                $156,707        2        0.07         $78,354       8.688  359.00       573     80.0
Arizona                              $5,499,573       31        2.63        $177,406       7.384  359.06       636     78.8
California                          $64,240,599      195       30.74        $329,439       6.875  359.21       630     78.8
Colorado                             $5,178,158       25        2.48        $207,126       6.663  359.11       624     80.2
Connecticut                          $2,927,972       14        1.40        $209,141       7.649  359.22       635     78.2
Delaware                               $599,284        3        0.29        $199,761       6.780  358.70       657     80.0
District of Columbia                   $196,000        1        0.09        $196,000       6.200  360.00       669     80.0
Florida                             $20,148,194       97        9.64        $207,713       7.436  359.30       630     79.8
Georgia                              $6,685,147       35        3.20        $191,004       7.629  359.13       607     80.0
Hawaii                               $1,792,878        5        0.86        $358,576       6.438  359.40       663     80.0
Idaho                                $1,143,753        8        0.55        $142,969       7.650  359.11       625     83.0
Illinois                             $6,623,165       35        3.17        $189,233       7.924  359.23       622     79.5
Indiana                                $814,979        5        0.39        $162,996       7.194  358.90       623     80.0
Iowa                                   $153,373        1        0.07        $153,373       6.200  359.00       729     80.0
Kansas                                 $179,026        2        0.09         $89,513       7.509  359.38       617     80.0
Kentucky                               $496,392        6        0.24         $82,732       7.319  359.00       627     79.6
Louisiana                              $247,685        2        0.12        $123,843       6.596  358.58       637     79.8
Maine                                  $281,588        2        0.13        $140,794       7.499  359.33       601     78.3
Maryland                             $5,752,086       24        2.75        $239,670       7.568  359.01       621     79.8
Massachusetts                        $6,892,458       31        3.30        $222,337       7.649  359.14       634     78.2
Michigan                             $3,345,460       19        1.60        $176,077       7.661  359.16       618     75.6
Minnesota                            $1,119,400        5        0.54        $223,880       7.516  359.25       661     83.0
Missouri                             $1,189,737        9        0.57        $132,193       7.556  358.92       614     78.7
Montana                                $460,894        3        0.22        $153,631       7.353  359.00       602     80.0
Nebraska                               $146,822        2        0.07         $73,411       7.821  342.85       685     78.7
Nevada                               $6,194,359       24        2.96        $258,098       7.099  359.10       626     79.3
New Hampshire                          $545,534        3        0.26        $181,845       7.533  359.30       618     78.5
New Jersey                           $5,833,991       25        2.79        $233,360       7.929  359.36       615     79.7
New Mexico                             $616,776        4        0.30        $154,194       7.765  359.00       620     80.0
New York                            $12,990,554       40        6.22        $324,764       7.116  359.34       648     78.8
North Carolina                       $3,150,143       20        1.51        $157,507       7.423  358.94       617     80.0
North Dakota                           $189,135        2        0.09         $94,567       8.022  359.44       644     80.0
Ohio                                 $1,869,970       13        0.89        $143,844       8.022  359.12       606     79.5
Oklahoma                               $270,566        3        0.13         $90,189       7.298  358.72       669     80.0
Oregon                               $2,679,063       13        1.28        $206,082       6.729  359.11       640     80.0
Pennsylvania                         $2,835,121       15        1.36        $189,008       6.894  359.25       624     80.7
Rhode Island                         $1,430,514        5        0.68        $286,103       8.408  359.25       586     75.0
South Carolina                         $698,513        4        0.33        $174,628       7.653  358.38       587     80.0
Tennessee                            $2,421,068       16        1.16        $151,317       7.077  359.03       655     79.9
Texas                               $14,621,832      108        7.00        $135,387       7.578  359.02       623     80.0
Utah                                 $1,117,403        7        0.53        $159,629       7.440  358.75       624     79.9
Virginia                             $5,490,811       17        2.63        $322,989       7.407  358.97       621     78.4
Washington                           $7,469,243       33        3.57        $226,341       6.922  359.20       634     79.8
West Virginia                          $408,238        3        0.20        $136,079       7.818  359.36       562     80.0
Wisconsin                            $1,119,428        4        0.54        $279,857       7.290  359.34       645     80.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 3 of 9                 11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                          ARM and Fixed     $208,998,084

                             Detailed Report

--------------------------------------------------------------------------------------------------------------------------
                                                         State
--------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF        % OF         AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS       TOTAL         BALANCE          WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
Wyoming                              $774,489        5        0.37        $154,898        7.793   358.75      621     80.0
--------------------------------------------------------------------------------------------------------------------------
                                 $208,998,084      926      100.00        $225,700        7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                   Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF        % OF         AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS       TOTAL         BALANCE          WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
<= 50.00                             $450,000        1        0.22        $450,000        9.450   360.00      562     47.4
50.01 - 55.00                        $214,786        1        0.10        $214,786        6.000   359.00      686     51.8
55.01 - 60.00                        $759,654        3        0.36        $253,218        6.694   359.79      613     59.6
60.01 - 65.00                      $1,206,334        3        0.58        $402,111        5.737   359.30      646     62.9
65.01 - 70.00                      $1,864,348        4        0.89        $466,087        7.581   359.56      612     69.3
70.01 - 75.00                     $15,339,382       59        7.34        $259,990        7.663   359.12      609     74.7
75.01 - 80.00                    $187,878,085      850       89.89        $221,033        7.207   359.15      631     79.9
80.01 - 85.00                        $686,317        2        0.33        $343,159        6.899   359.68      598     84.8
85.01 - 90.00                        $404,309        2        0.19        $202,154        8.612   359.00      591     90.0
95.01 - 100.00                       $194,869        1        0.09        $194,869        7.980   359.00      609     97.5
--------------------------------------------------------------------------------------------------------------------------
                                 $208,998,084      926      100.00        $225,700        7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF        % OF         AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS       TOTAL         BALANCE          WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
<= 4.000                             $224,000        1        0.11        $224,000        4.000   360.00      585     80.0
4.501 - 5.000                        $532,000        2        0.25        $266,000        4.882   360.00      600     80.0
5.001 - 5.500                      $1,059,030        3        0.51        $353,010        5.455   358.57      610     80.0
5.501 - 6.000                     $11,888,311       38        5.69        $312,850        5.848   359.13      635     77.6
6.001 - 6.500                     $33,094,638      124       15.83        $266,892        6.347   359.11      637     78.9
6.501 - 7.000                     $56,514,951      240       27.04        $235,479        6.817   359.15      637     79.6
7.001 - 7.500                     $40,129,661      185       19.20        $216,917        7.323   359.16      635     79.6
7.501 - 8.000                     $31,301,708      155       14.98        $201,947        7.790   359.17      621     79.6
8.001 - 8.500                     $16,255,238       85        7.78        $191,238        8.288   359.28      624     79.7
8.501 - 9.000                      $8,760,389       46        4.19        $190,443        8.794   359.26      600     79.2
9.001 - 9.500                      $5,720,955       25        2.74        $228,838        9.321   359.53      579     75.1
9.501 - 10.000                     $1,597,625        9        0.76        $177,514        9.760   359.18      563     78.1
10.001 - 10.500                      $845,514        6        0.40        $140,919       10.339   359.40      588     78.5
10.501 - 11.000                      $668,725        4        0.32        $167,181       10.727   355.62      541     77.1
11.001 - 11.500                      $115,878        1        0.06        $115,878       11.375   359.00      542     80.0
11.501 - 12.000                      $289,459        2        0.14        $144,729       11.750   359.00      530     76.6
--------------------------------------------------------------------------------------------------------------------------
                                 $208,998,084      926      100.00        $225,700        7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 4 of 9                  11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

--------------------------------------------------------------------------------------------------------------------------
                                                      Property Type
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE         WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
SFR                             $131,928,152      578         63.12        $228,249       7.169   359.15      628     79.1
PUD                              $48,004,924      226         22.97        $212,411       7.257   359.08      626     79.9
CND                              $19,434,999       88          9.30        $220,852       7.531   359.34      630     79.2
2 FAM                             $8,601,398       28          4.12        $307,193       7.453   359.44      645     78.3
CNDP                                $457,480        3          0.22        $152,493       8.236   359.50      623     80.0
4 FAM                               $240,000        1          0.11        $240,000       9.500   360.00      597     80.0
3 FAM                               $185,126        1          0.09        $185,126       8.000   359.00      632     75.0
MNF                                 $146,004        1          0.07        $146,004       6.875   358.00      651     75.0
--------------------------------------------------------------------------------------------------------------------------
                                $208,998,084      926        100.00        $225,700       7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                         Purpose
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE         WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
PUR                             $187,950,628      856         89.93        $219,568       7.293   359.16      629     79.5
RCO                              $20,076,185       63          9.61        $318,670       6.774   359.21      623     76.6
RNC                                 $971,271        7          0.46        $138,753       6.603   358.83      645     80.8
--------------------------------------------------------------------------------------------------------------------------
                                $208,998,084      926        100.00        $225,700       7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                         Occupancy
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE         WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
OO                              $208,998,084      926        100.00        $225,700       7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------
                                $208,998,084      926        100.00        $225,700       7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                       Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE         WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
301 - 360                       $208,998,084      926        100.00        $225,700       7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------
                                $208,998,084      926        100.00        $225,700       7.240   359.16      629     79.2
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF          % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE    LOANS         TOTAL         BALANCE         WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
FULL                            $119,766,635      562         57.31        $213,108       7.086   359.06      613     79.4
STATED INCOME                    $89,231,448      364         42.69        $245,141       7.446   359.30      650     79.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                             Page 5 of 9                  11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

-------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF       % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS      TOTAL         BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
                               $208,998,084      926     100.00        $225,700          7.240   359.16      629     79.2
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF       % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS      TOTAL         BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
801 - 820                          $223,813        1       0.11        $223,813          6.900   359.00      816     80.0
781 - 800                          $310,705        1       0.15        $310,705          7.000   359.00      797     80.0
761 - 780                          $893,004        4       0.43        $223,251          7.073   359.26      770     80.0
741 - 760                        $2,280,168        9       1.09        $253,352          7.228   359.20      752     79.5
721 - 740                        $5,182,676       22       2.48        $235,576          7.078   359.22      732     79.9
701 - 720                        $6,097,638       24       2.92        $254,068          6.849   358.54      710     78.8
681 - 700                       $11,683,829       50       5.59        $233,677          6.860   359.25      690     79.2
661 - 680                       $11,849,222       64       5.67        $185,144          7.117   359.10      670     80.0
641 - 660                       $24,235,163      109      11.60        $222,341          7.206   359.19      650     79.5
621 - 640                       $55,350,465      222      26.48        $249,326          7.193   359.20      630     79.4
601 - 620                       $39,686,394      184      18.99        $215,687          7.049   359.12      610     79.0
581 - 600                       $31,201,062      143      14.93        $218,189          7.197   359.05      591     79.6
561 - 580                       $10,046,261       44       4.81        $228,324          7.785   359.56      570     77.5
541 - 560                        $6,688,187       32       3.20        $209,006          8.610   359.36      552     78.8
521 - 540                        $1,844,064       10       0.88        $184,406          9.354   359.17      528     78.6
501 - 520                        $1,425,433        7       0.68        $203,633          9.533   359.13      510     76.6
-------------------------------------------------------------------------------------------------------------------------
                               $208,998,084      926     100.00        $225,700          7.240   359.16      629     79.2
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                           Grade
-------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF       % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS      TOTAL         BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
A                              $193,773,235      864      92.72        $224,275          7.211   359.15      629     79.4
A-                               $4,154,350       15       1.99        $276,957          7.381   359.27      603     74.6
B                                $5,219,215       17       2.50        $307,013          7.747   359.31      612     78.4
C                                $3,078,050       16       1.47        $192,378          7.609   359.20      624     79.5
C-                               $2,457,705       11       1.18        $223,428          7.611   359.60      640     79.2
D                                  $315,529        3       0.15        $105,176          8.356   359.00      620     73.8
-------------------------------------------------------------------------------------------------------------------------
                               $208,998,084      926     100.00        $225,700          7.240   359.16      629     79.2
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------
                                    CURRENT     # OF       % OF         AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE    LOANS      TOTAL         BALANCE            WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------
0                               $54,940,571      240      26.29        $228,919          7.685   359.24      629     79.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 6 of 9                11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF        % OF        AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS       TOTAL        BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------
12                             $12,311,177       46        5.89       $267,634          7.472   359.10      635     78.5
24                             $78,803,455      315       37.71       $250,170          6.991   359.24      625     79.0
30                                $153,114        1        0.07       $153,114          7.740   358.00      600     80.0
36                             $51,444,457      247       24.61       $208,277          7.201   359.07      628     79.7
60                             $11,345,310       77        5.43       $147,342          6.729   358.76      645     78.4
------------------------------------------------------------------------------------------------------------------------
                              $208,998,084      926      100.00       $225,700          7.240   359.16      629     79.2
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                  Range of Months to Roll           (Excludes  98  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                       WA          CURRENT     # OF        % OF        AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION           MTR          BALANCE    LOANS       TOTAL        BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------
0 - 6                   6       $1,479,027        6        0.77       $246,504          8.103   358.20      597     74.3
19 - 24                23      $85,442,574      335       44.39       $255,052          7.034   359.22      628     79.1
32 - 37                35     $105,558,109      487       54.84       $216,752          7.463   359.21      626     79.6
------------------------------------------------------------------------------------------------------------------------
                              $192,479,710      828      100.00       $232,463          7.277   359.20      627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                      Range of Margin               (Excludes  98  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF        % OF        AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS       TOTAL        BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $174,400        1        0.09       $174,400          7.500   359.00      602     80.0
4.001 - 5.000                   $1,225,250        5        0.64       $245,050          5.612   359.62      617     75.5
5.001 - 6.000                  $58,383,910      255       30.33       $228,957          7.317   359.25      610     78.8
6.001 - 7.000                  $73,999,519      293       38.45       $252,558          6.955   359.19      637     79.6
7.001 - 8.000                  $48,828,613      224       25.37       $217,985          7.543   359.16      633     79.8
8.001 - 9.000                   $9,459,733       48        4.91       $197,078          8.309   359.15      624     77.9
9.001 - 10.000                    $408,285        2        0.21       $204,142          9.171   359.00      561     85.8
------------------------------------------------------------------------------------------------------------------------
6.654                         $192,479,710      828      100.00       $232,463          7.277   359.20      627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                   Range of Maximum Rates           (Excludes  98  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF        % OF        AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                        BALANCE    LOANS       TOTAL        BALANCE            WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $224,000        1        0.12       $224,000          4.000   360.00      585     80.0
11.501 - 12.000                   $955,577        3        0.50       $318,526          5.373   359.56      675     80.0
12.001 - 12.500                 $3,359,249       14        1.75       $239,946          6.089   358.38      634     80.0
12.501 - 13.000                $13,210,378       44        6.86       $300,236          6.132   359.03      625     78.5
13.001 - 13.500                $28,410,696      106       14.76       $268,025          6.423   359.18      634     79.1
13.501 - 14.000                $50,416,874      206       26.19       $244,742          6.870   359.21      636     79.6
14.001 - 14.500                $37,135,469      166       19.29       $223,708          7.363   359.20      633     79.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                               Page 7 of 9                11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates        (Excludes   98   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                        CURRENT     # OF       % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                             BALANCE    LOANS      TOTAL        BALANCE         WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                     $27,364,201      131      14.22       $208,887       7.822   359.26     619     79.7
15.001 - 15.500                     $14,704,183       75       7.64       $196,056       8.288   359.38     626     79.7
15.501 - 16.000                      $7,546,889       36       3.92       $209,636       8.791   359.38     597     79.1
16.001 - 16.500                      $5,720,955       25       2.97       $228,838       9.321   359.53     579     75.1
16.501 - 17.000                      $1,550,675        9       0.81       $172,297       9.778   357.73     564     79.2
17.001 - 17.500                        $845,514        6       0.44       $140,919      10.339   359.40     588     78.5
17.501 - 18.000                        $629,713        3       0.33       $209,904      10.710   359.00     530     77.2
18.001 - 18.500                        $115,878        1       0.06       $115,878      11.375   359.00     542     80.0
18.501 - 19.000                        $289,459        2       0.15       $144,729      11.750   359.00     530     76.6
------------------------------------------------------------------------------------------------------------------------
14.205                             $192,479,710      828     100.00       $232,463       7.277   359.20     627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap     (Excludes   98   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                        CURRENT     # OF       % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                             BALANCE    LOANS      TOTAL        BALANCE         WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
1.000                                $1,721,603        7       0.89       $245,943       7.939   359.69     595     75.0
1.500                              $173,864,887      738      90.33       $235,589       7.280   359.30     626     79.3
2.000                                $1,018,743        4       0.53       $254,686       6.893   358.60     631     80.0
3.000                               $15,408,403       77       8.01       $200,109       7.208   358.17     639     79.6
5.000                                  $210,074        1       0.11       $210,074       7.300   358.00     632     80.0
6.000                                  $256,000        1       0.13       $256,000       6.675   357.00     613     80.0
------------------------------------------------------------------------------------------------------------------------
                                   $192,479,710      828     100.00       $232,463       7.277   359.20     627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                               Subsequent Periodic Rate Cap       (Excludes   98   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                        CURRENT     # OF       % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                             BALANCE    LOANS      TOTAL        BALANCE         WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
1.000                               $15,467,580       73       8.04       $211,885       7.261   358.38     633     79.0
1.500                              $176,802,056      754      91.85       $234,485       7.279   359.28     626     79.3
2.000                                  $210,074        1       0.11       $210,074       7.300   358.00     632     80.0
------------------------------------------------------------------------------------------------------------------------
                                   $192,479,710      828     100.00       $232,463       7.277   359.20     627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                Range of Lifetime Rate Floor      (Excludes   98   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                        CURRENT     # OF       % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                             BALANCE    LOANS      TOTAL        BALANCE         WAC     TERM    FICO      LTV
------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                          $224,000        1       0.12       $224,000       4.000   360.00     585     80.0
4.001 - 5.000                          $532,000        2       0.28       $266,000       4.882   360.00     600     80.0
5.001 - 6.000                       $10,677,960       32       5.55       $333,686       5.815   359.27     624     78.5
6.001 - 7.000                       $80,329,813      314      41.73       $255,827       6.655   359.18     635     79.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                               Page 8 of 9               11/2/2005 12:27:48 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 3)

                         ARM and Fixed     $208,998,084

                             Detailed Report

------------------------------------------------------------------------------------------------------------------------
                                                Range of Lifetime Rate Floor        (Excludes  98  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS      TOTAL         BALANCE         WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                     $67,413,050      311      35.02        $216,762       7.529   359.19      629     79.6
8.001 - 9.000                     $24,150,692      122      12.55        $197,956       8.460   359.30      615     79.5
9.001 - 10.000                     $7,232,619       33       3.76        $219,170       9.410   359.46      575     76.0
> 10.000                           $1,919,576       13       1.00        $147,660      10.749   358.00      560     77.8
------------------------------------------------------------------------------------------------------------------------
                                 $192,479,710      828     100.00        $232,463       7.277   359.20      627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date       (Excludes  98  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF         AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                           BALANCE    LOANS      TOTAL         BALANCE         WAC     TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------
12/05                                 $39,012        1       0.02         $39,012      11.000   301.00      717     75.0
04/06                                $353,765        2       0.18        $176,882       9.767   359.00      550     77.2
05/06                              $1,086,250        3       0.56        $362,083       7.457   360.00      608     73.4
08/07                              $1,197,366        5       0.62        $239,473       6.945   357.00      608     80.0
09/07                              $7,418,142       31       3.85        $239,295       6.885   358.04      623     79.6
10/07                             $48,796,367      197      25.35        $247,697       7.029   359.00      632     79.4
11/07                             $28,030,700      102      14.56        $274,811       7.086   360.00      625     78.4
07/08                                $214,589        1       0.11        $214,589       7.375   356.00      594     75.0
08/08                                $461,495        3       0.24        $153,832       7.400   357.00      619     80.0
09/08                              $8,899,010       42       4.62        $211,881       7.301   358.00      626     79.7
10/08                             $63,804,765      302      33.15        $211,274       7.484   359.00      625     79.7
11/08                             $32,178,251      139      16.72        $231,498       7.466   360.00      627     79.3
------------------------------------------------------------------------------------------------------------------------
                                 $192,479,710      828     100.00        $232,463       7.277   359.20      627     79.3
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                             Page 9 of 9                  11/2/2005 12:27:49 PM